UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Portfolio of BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2014

Date of reporting period: 08/31/2014

Item 1 – Report to Stockholders

AUGUST 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Floating Rate Income Portfolio	of BlackRock Funds II

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for most risk assets such as equities and high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were relieved by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk with the expectation that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

However, asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained confidence in August and, although volatility ticked up, markets rebounded as low rates and an improving U.S. economy trumped full valuations and lingering geopolitical risks. Concurrently, a slowdown in Europe’s recovery fueled hopes for further monetary accommodation from the European Central Bank, driving global equities higher. Additionally, lower yields on European sovereign bonds made U.S. Treasuries more appealing by comparison, contributing to the persistence of low rates in the United States.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended August 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although the expensive U.S. small cap stocks lagged in 2014. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.84%	25.25%
U.S. small cap equities (Russell 2000® Index)	(0.06)	17.68
International equities (MSCI Europe, Australasia, Far East Index)	1.24	16.44
Emerging market equities (MSCI Emerging Markets Index)	14.52	19.98
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.35	7.07
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.74	5.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	10.55
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.89	10.57

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2014

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2014, the Fund underperformed its benchmark index, the S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

•

The Fund’s underweight relative to its benchmark index in lower-rated and less liquid loan credits hindered results, as these segments performed well during the period. In terms of individual loans, an underweight to distressed Texas Competitive Electric Holdings Co. LLC was a significant detractor from results.

•

Individual security selection was a positive factor overall for relative performance, with many contributors as the Fund is broadly diversified across approximately 300 loan instruments. The largest individual contributors were Caesars Entertainment Resort Properties LLC (gaming), La Quinta Intermediate Holdings LLC (lodging), First Data Corp. (software) and HD Supply, Inc. (industrial distribution). An underweight to BB-rated loans in favor of an overweight to B-rated loans also helped results.

Describe recent portfolio activity.

•	During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. With the average loan trading recently at or just above par (i.e., with limited or no upside), the Fund has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. The Fund has been actively participating in the new issue market, where the more appealing investment opportunities have been emerging. As the investment advisor anticipates modest growth and improving economic conditions, in the latter half of the period the Fund modestly increased exposure to CCC-rated loans and reduced exposure to fixed-coupon high yield bonds as valuations in that market moved closer to fair value.

Describe portfolio positioning at period end.

•

At period end, the Fund held 95% of its total portfolio in floating rate loan interests (bank loans), with the remainder in corporate bonds, asset-backed securities and other interests. The Fund was underweight low coupon BB-rated loans in favor of select higher coupon B-rated loans. The Fund held a modest overweight to CCC-rated loans, while remaining generally underweight in lower quality, less liquid loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Floating Rate Loan Interests	97%
Corporate Bonds	2
Asset-Backed Securities	1

Credit Quality Allocations[1]	Percent of Long-Term Investments

BBB/Baa	5%
BB/Ba	40
B	46
CCC/Caa	6
N/R2	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

This unmanaged composite index tracks returns in the leveraged loan market, capturing a broad cross-section of the U.S. leveraged loan market – including dollar-denominated and U.S.-syndicated loans to overseas issuers.

Performance Summary for the Period Ended August 31, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.28%	4.22%	1.58%	4.42%	N/A	6.96%	N/A	4.27%	N/A
Investor A	3.84	3.81	1.53	4.23	1.62%	6.63	6.09%	3.99	3.72%
Investor C	3.18	3.16	1.14	3.45	2.45	5.85	5.85	3.22	3.22
Investor C1	3.53	3.53	1.29	3.73	2.73	6.12	6.12	3.48	3.48
S&P®/LSTA Leveraged Loan Index	—	—	1.88	4.73	N/A	7.27	N/A	5.21	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.80	$3.56	$1,000.00	$1,021.68	$3.57	0.70%
Investor A	$1,000.00	$1,015.30	$4.98	$1,000.00	$1,020.27	$4.99	0.98%
Investor C	$1,000.00	$1,011.40	$8.87	$1,000.00	$1,016.38	$8.89	1.75%
Investor C1	$1,000.00	$1,012.90	$7.36	$1,000.00	$1,017.90	$7.38	1.45%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and are used going forward from the date of reorganization.

•

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the Predecessor Fund restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees, respectively.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Consolidated Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2014 and held through August 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including forward foreign currency exchange contracts, as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/ or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	7

Consolidated Schedule of Investments August 31, 2014
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
Adirondack Park CLO Ltd., Series 2013-1A,
Class D, 3.88%, 4/15/24	USD	1,000	$961,069
ALM VII R Ltd.:
Series 2013-7RA, Class C, 3.68%, 4/24/24		2,500	2,389,705
Series 2013-7RA, Class D, 5.23%, 4/24/24		1,500	1,393,719
ALM VIII Ltd., Series 2013-8A, Class C, 3.43%, 1/20/26		3,000	2,801,070
Apidos CLO XII, Series 2013-12A, Class D, 3.28%, 4/15/25		1,000	927,534
Atlas Senior Loan Fund Ltd., Series 2014-6A, Class D, 3.94%, 10/15/26		2,125	2,016,200
Atrium X, Series 2013-10A, Class D, 3.73%, 7/16/25		750	715,921
Battalion CLO IV Ltd., Series 2013-4A, Class C, 3.58%, 10/22/25		1,250	1,161,221
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.73%, 7/15/24		750	706,067
Central Park CLO Ltd., Series 2011-1A, Class D, 3.43%, 7/23/22		250	246,451
CIFC Funding Ltd., Series 2013-2A, Class B1L, 3.83%, 4/21/25		500	475,720
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.73%, 4/15/25		750	706,775
ING IM CLO Ltd., Series 2013-2A, Class C, 3.73%, 4/25/25		500	474,769
Lightpoint CLO VII Ltd., Series 2007-7A, Class B, 0.93%, 5/15/21		3,500	3,253,275
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.73%, 10/23/25		1,405	1,340,141
Navigare Funding II CLO Ltd., Series 2007-2A, Class C, 0.98%, 4/17/21		4,000	3,780,000
Neuberger Berman CLO XV, Series 2013-15A, Class D, 3.48%, 10/15/25		2,000	1,856,824
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.58%, 7/17/25		500	471,459
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.13%, 7/15/25		2,250	2,168,771
Vibrant CLO II Ltd., Series 2013-2A, Class B, 2.99%, 7/24/24		2,000	1,937,862
Total Asset-Backed Securities — 1.2%			29,784,553

Common Stocks (c)		Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)		39,151	34,453
Diversified Consumer Services — 0.1%
Houghton Mifflin Harcourt Co.		86,901	1,668,494
Diversified Financial Services — 0.0%
JGWPT Holdings, Inc., Class A (d)		21,960	296,460

Common Stocks (c)		Shares	Value
Media — 0.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning) (c)		46,024	$1,415,238
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.		381,049	949,731
Ainsworth Lumber Co. Ltd. (a)		268,109	668,238

			1,617,969
Total Common Stocks — 0.2%			5,032,614

Corporate Bonds		Par (000)
Aerospace & Defense — 0.0%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)	USD	637	652,579
Commercial Services & Supplies — 0.1%
Ceridian Corp., 8.88%, 7/15/19 (a)		2,750	3,080,000
Diversified Financial Services — 0.5%
Ally Financial, Inc., 2.91%, 7/18/16 (b)		4,750	4,842,630
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		3,839	3,862,994
4.88%, 3/15/19		2,467	2,534,842

			11,240,466
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc.:
9.00%, 2/15/20		5,961	4,779,977
9.00%, 2/15/20		2,695	2,156,000

			6,935,977
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., 6.00%, 1/15/22 (a)		1,015	1,093,662
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		2,790	3,009,713
Oil, Gas & Consumable Fuels — 0.6%
Blackstone CQP Holdco LP, 9.30%, 3/31/19		4,006	4,086,331
Sabine Pass LNG LP, 7.50%, 11/30/16		10,000	10,862,500

			14,948,831
Road & Rail — 0.2%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		4,334	4,572,370
Total Corporate Bonds — 1.9%			45,533,598

Portfolio Abbreviations
AKA Also known as CAD Canadian Dollar CLO Collateralized Loan Obligation DIP Debtor in possession	EUR Euro FKA Formerly known as GBP British Pound USD United States Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Advertising — 0.5%
Affinion Group, Inc.:
Initial Second Lien Term Loan, 8.50%, 10/31/18	USD	5,015	$4,969,859
Tranche B Term Loan, 6.75%, 4/30/18		7,951	7,871,269

			12,841,128
Aerospace & Defense — 1.1%
Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20		3,906	3,887,987
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		16,270	15,914,562
TASC, Inc., Second Lien Term Loan, 12.00%, 5/21/21		4,300	4,214,000
TransDigm, Inc.:
Tranche C Term Loan, 3.75%, 2/28/20		1,581	1,570,190
Tranche D Term Loan, 3.75%, 6/04/21		2,000	1,985,840

			27,572,579
Air Freight & Logistics — 0.6%
Ceva Group PLC (FKA Louis No. 1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		2,684	2,590,486
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		2,824	2,757,316
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		487	475,399
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		3,895	3,803,195
Mirror Bidco Corp., New Incremental Term Loan, 4.25%, 12/28/19		5,374	5,336,976

			14,963,372
Airlines — 0.6%
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18		5,085	5,035,619
Northwest Airlines, Inc.:
B757-300, 1.56%, 3/10/17		683	651,787
B757-300, 2.18%, 3/10/17		750	729,023
Loan B757-200, 1.56%, 9/10/18		693	660,470
Loan B757-200, 1.56%, 9/10/18		687	654,367
Loan B757-300, 2.18%, 3/10/17		750	729,375
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		5,049	4,998,510

			13,459,151
Auto Components — 0.8%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/25/20		2,915	2,925,774
Dayco Products LLC (Mark IV Industries, Inc.), Term Loan, 5.25%, 12/12/19		5,950	5,950,100
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		6,745	6,763,953
Navistar, Inc., Tranche B Term Loan, 5.75%, 8/17/17		1,910	1,925,668
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17		1,868	1,866,119

			19,431,614
Automobiles — 0.2%
Chrysler Group LLC, Tranche B Term Loan, 3.25%, 12/31/18		3,875	3,835,566

Floating Rate Loan Interests (b)		Par (000)	Value
Biotechnology — 0.8%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.16%, 2/27/21	USD	13,463	$13,360,799
Ikaria, Inc.:
Initial Term Loan (First Lien), 5.00%, 2/12/21		4,082	4,090,962
Initial Term Loan (Second Lien), 8.75%, 2/14/22		1,515	1,532,044

			18,983,805
Building Products — 1.9%
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		5,033	4,997,424
CPG International, Inc., Term Loan, 4.75%, 9/30/20		14,756	14,755,500
Nortek, Inc., Loan, 3.75%, 10/30/20		3,350	3,336,031
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		5,022	4,929,799
Tronox Pigments (Netherlands) BV, New Term Loan, 4.00%, 3/19/20		4,933	4,923,164
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19		10,936	10,790,302
Tranche B Term Loan, 4.00%, 10/31/19		3,806	3,755,143

			47,487,363
Capital Markets — 1.7%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		3,730	3,710,995
AssuredPartners Capital, Inc., Initial Term Loan (First Lien), 4.50%, 4/02/21		5,005	4,982,077
Gardner Denver, Inc.:
Initial Dollar Term Loan, 4.25%, 7/30/20		8,437	8,421,519
Initial Euro Term Loan, 4.75%, 7/30/20	EUR	4,369	5,757,893
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20	USD	6,695	6,828,900
SAM Finance Lux S.à r.l. (Santandar), Dollar Term Loan, 4.25%, 12/17/20		11,030	11,012,369

			40,713,753
Chemicals — 4.1%
Allnex (Luxembourg) & Cy S.C.A., Tranche B-1 Term Loan, 4.50%, 10/03/19		2,177	2,174,190
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/03/19		1,129	1,128,083
Arysta LifeScience SPC LLC:
Initial Term Loan (First Lien), 4.50%, 5/29/20		9,542	9,519,862
Initial Term Loan (Second Lien), 8.25%, 11/30/20		3,890	3,921,626
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		7,819	7,701,385
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		8,010	7,956,754

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	9

Consolidated Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (concluded)
Chromaflo Technologies Corp. (Chromaflo Technologies Finance BV):
Term B Loan (First Lien), 4.50%, 12/02/19	USD	3,985	$3,970,031
Term B Loan (Second Lien), 8.25%, 6/02/20		2,040	2,029,800
Ineos U.S. Finance LLC:
Cash Dollar Term Loan, 3.75%, 5/04/18		6,819	6,772,590
Short-Dated Cash Dollar Term Loan, 2.20%, 5/04/15		613	614,160
Kronos Worldwide, Inc., Initial Term Loan, 4.75%, 2/18/20		2,424	2,426,955
MacDermid, Inc., Tranche B Term Loan (First Lien), 4.00%, 6/07/20		8,828	8,787,925
Minerals Technologies, Inc., Initial Term Loan, 4.00%, 5/07/21		11,075	11,061,156
Momentive Performance Materials USA, Inc., Initial Term Loan (DIP), 4.00%, 4/15/15		2,200	2,197,250
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		4,720	4,727,882
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		8,754	8,721,023
Road Infrastructure Investment LLC:
Term Loan (First Lien 2014), 4.25%, 3/31/21		6,045	5,979,384
Term Loan (Second Lien 2014), 7.75%, 9/30/21		4,800	4,740,000
Royal Adhesives and Sealants LLC, Term B Loan (First Lien), 5.50%, 7/31/18		2,417	2,421,121
Univar, Inc., Term B Loan, 5.00%, 6/30/17		3,201	3,202,787

			100,053,964
Commercial Services & Supplies — 4.1%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19		5,484	5,400,215
Allied Security Holdings LLC:
Closing Date Term Loan (First Lien), 4.25%, 2/12/21		11,059	10,969,243
Closing Date Term Loan (Second Lien), 8.00%, 8/13/21		2,087	2,069,149
Aramark Corp.:
LC-2 Facility, 0.00% - 3.65%, 7/26/16		25	24,498
LC-3 Facility, 0.00% - 3.65%, 7/26/16		10	10,053
U.S. Term E Loan, 3.25%, 9/06/19		10,061	9,956,657
Garda World Security Corp.:
Term B Delayed Draw Loan, 4.00%, 11/06/20		805	799,322
Term B Loan, 4.00%, 11/06/20		3,148	3,124,625
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20		1,404	1,406,345
Replacement Term Loan (First Lien), 4.25% - 5.50%, 11/01/19		2,860	2,842,838
Getty Images, Inc., Initial Term Loan, 4.75%, 10/18/19		830	783,794
IG Investments Holdings LLC, Tranche B Term Loan (First Lien), 5.25%, 10/31/19		4,686	4,687,684
Infogroup, Inc., Term B Loan, 7.50%, 5/26/18		1,423	1,335,348
Intelligrated, Inc., Term Loan (First Lien 2012), 4.50%, 7/30/18		5,039	4,991,698

Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (concluded)
Intertrust Group BV, Facility 2 (Second Lien), 8.00%, 4/15/22	USD	5,775	$5,756,982
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		4,260	3,983,397
KAR Auction Services, Inc., Tranche B-2 Term Loan, 3.50%, 3/11/21		1,822	1,809,515
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		7,290	7,472,369
Livingston International, Inc.:
Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		3,173	3,155,414
Initial Term Loan (Second Lien), 9.00%, 4/17/20		1,378	1,364,340
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		5,795	5,767,477
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		15,396	15,264,863
W3 Co.:
Term Loan (First Lien), 5.75%, 3/13/20		9	9,318
Term Loan (Second Lien), 9.25%, 9/13/20		1,456	1,427,223
West Corp., Term B-10 Loan, 3.25%, 6/30/18		5,106	5,048,435

			99,460,802
Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		8,508	8,498,777
Construction Materials — 0.5%
Faenza Germany GmbH Holdings (Ceramtec Acquisition):
Dollar Term B-3 Loan, 4.25%, 8/28/20		1,535	1,530,857
Initial Dollar Term B-1 Loan, 4.25%, 8/28/20		5,098	5,085,328
Initial Dollar Term B-2 Loan, 4.25%, 8/28/20		505	504,225
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		5,101	5,068,495

			12,188,905
Containers & Packaging — 1.0%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		3,752	3,729,964
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20		6,495	6,370,958
BWay Intermediate Company, Inc., Initial Term Loan, 5.50%, 8/14/20		4,270	4,287,806
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.00%, 11/30/18		9,687	9,661,437
Tekni-Plex, Inc., Term Loan, 4.75% - 6.00%, 8/10/19		1,027	1,021,639

			25,071,804
Distributors — 0.8%
American Tire Distributors, Inc., New 2014 Initial Term Loan, 5.75%, 6/01/18		4,570	4,569,917
Fram Group Holdings, Inc./Prestone Holdings, Inc.:
Loan (Second Lien), 10.50%, 1/29/18		4,958	4,780,676
Term Loan (First Lien), 6.50%, 7/29/17		6,785	6,781,071

See Notes Consolidated to Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Distributors (concluded)
VWR Funding, Inc., Amendment No. 2 Dollar Term Loan, 3.41%, 4/03/17	USD	4,225	$4,201,914

			20,333,578
Diversified Consumer Services — 1.0%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 3.75% - 5.00%, 1/30/20		9,742	9,675,191
Education Management LLC, Tranche C-2 Term Loan, 4.25%, 6/01/16		984	631,083
The Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		8,705	8,633,184
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 4/02/20		7,004	5,502,019

			24,441,477
Diversified Telecommunication Services — 4.0%
Avaya, Inc., Term B-3 Loan, 4.66%, 10/26/17		5,489	5,317,224
Consolidated Communications, Inc., Initial Term Loan, 4.25%, 12/23/20		8,559	8,555,898
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		5,229	5,251,353
Integra Telecom Holdings, Inc.:
Initial Loan (Second Lien), 9.75%, 2/21/20		4,970	5,044,550
Term B Loan, 5.25%, 2/22/19		3,970	3,968,519
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		14,069	13,992,715
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		16,575	16,492,125
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		4,975	4,951,170
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.00%, 4/13/20		4,678	4,650,330
Telesat Canada, Term A Loan, 3.00%, 3/28/17	CAD	4,707	4,285,781
U.S. Telepacific Corp., Term Loan Advance, 5.75%, 2/23/17	USD	6,900	6,893,854
Virgin Media Investment Holdings Ltd.:
B Facility, 3.50%, 6/07/20		5,000	4,930,300
E Facility, 4.25%, 6/30/23	GBP	2,305	3,819,116
Ziggo BV:
USD B1 Facility, 3.25%, 1/15/22	USD	5,498	5,389,568
USD B2 Facility, 3.25%, 1/15/22		3,313	3,248,020
USD B3 Facility, 2.50%, 1/15/22		1,127	1,104,603

			97,895,126
Electric Utilities — 2.1%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		3,445	3,448,445
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		6,782	6,791,902
Sandy Creek Energy Associates LP, Term Loan, 5.00%, 11/09/20		8,274	8,311,916
Texas Competitive Electric Holdings Co. LLC (TXU):
2017 Term Loan (Extending), 4.65%, 10/10/17		31,000	23,971,680
DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		9,286	9,341,647

			51,865,590

Floating Rate Loan Interests (b)	Par (000)		Value
Electrical Equipment — 0.2%
Generac Power Systems, Inc., Term Loan B, 3.25%, 5/29/20	USD	5,386	$5,325,033
Energy Equipment & Services — 0.5%
American Energy - Marcellus LLC, Initial Loan (First Lien), 5.25%, 8/04/20		5,852	5,857,041
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		1,755	1,747,458
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/21		3,525	3,523,519

			11,128,018
Food & Staples Retailing — 1.6%
Alliance Boots Ltd. (FKA AB Acquisitions UK Topco 2 Ltd.):
Facility B1, 3.48%, 7/09/15	GBP	3,680	6,093,450
Facility B4, 3.98%, 7/09/17		750	1,243,322
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20	USD	3,635	3,669,533
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		7,721	7,676,809
New Albertson’s, Inc., Term B Loan, 4.75%, 6/27/21		5,015	4,985,211
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan (Second Lien), 6.25%, 11/14/19		9,088	9,110,921
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		2,665	2,693,862
Supervalu, Inc., New Term Loan, 4.50%, 3/21/19		4,094	4,063,491

			39,536,599
Food Products — 2.6%
Boulder Brands, Inc. (FKA Smart Balance, Inc.), Term Loan, 4.50%, 7/09/20		2,517	2,519,830
Del Monte Foods, Inc., Initial Loan (First Lien), 4.25% - 5.00%, 2/18/21		8,025	7,932,712
Diamond Foods, Inc., Loan, 4.25%, 8/20/18		10,760	10,686,178
Dole Food Co., Inc., Tranche B Term Loan, 4.50%, 11/01/18		6,247	6,221,299
H. J. Heinz Co.:
Term B-1 Loan, 3.25%, 6/07/19		2,401	2,393,404
Term B-2 Loan, 3.50%, 6/05/20		4,975	4,969,302
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		6,900	6,904,347
Pinnacle Foods Finance LLC:
New Term Loan G, 3.25%, 4/29/20		5,064	4,998,249
Tranche H Term Loan, 3.25%, 4/29/20		8,362	8,255,785
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 7.75%, 5/01/19		6,611	6,313,803
Term B Loan (Second Lien), 10.75%, 11/01/19		3,750	3,300,000

			64,494,909
Health Care Equipment & Supplies — 3.0%
Amedisys, Inc., Term Loan (Second Lien), 8.50%, 7/29/20		5,500	5,362,500
Biomet, Inc., Dollar Term B-2 Loan, 3.66% - 3.73%, 7/25/17		9,412	9,390,013
ConvaTec, Inc., Dollar Term Loan, 4.00%, 12/22/16		3,764	3,751,540

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	11

Consolidated Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Equipment & Supplies (concluded)
DJO Finance LLC (ReAble Therapeutics Finance LLC), New Tranche B Term Loan, 4.25%, 9/15/17	USD	6,574	$6,563,940
Hologic, Inc., Refinancing Tranche B Term Loan, 3.25%, 8/01/19		8,844	8,787,180
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		12,035	12,025,601
Kinetic Concepts, Inc., Dollar Term E-1 Loan, 4.00%, 5/04/18		1,990	1,981,092
Mallinckrodt International Finance SA, Initial Term B Loan, 3.50%, 3/19/21		9,182	9,138,373
Onex Carestream Finance LP, Term Loan (Second Lien), 9.50%, 12/07/19		2,402	2,428,268
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		14,025	14,019,109

			73,447,616
Health Care Providers & Services — 4.5%
American Renal Holdings, Inc., Term B Loan (First Lien), 4.50%, 8/20/19		8,863	8,792,619
AmSurg Corp., Initial Term Loan, 3.75%, 7/16/21		3,620	3,615,475
Ardent Medical Services, Inc., Term Loan (First Lien), 6.75%, 7/02/18		1,699	1,700,094
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		24,072	24,120,995
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		18,720	18,660,283
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		4,829	4,798,704
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		4,812	4,799,542
Genesis Healthcare LLC, Loan, 10.00%, 12/04/17		2,966	3,010,712
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		2,641	2,644,621
Millennium Laboratories LLC, Tranche B Term Loan, 5.25%, 4/16/21		12,900	12,912,126
MPH Acquisition Holdings LLC, Initial Term Loan, 4.00%, 3/31/21		5,312	5,275,738
National Mentor Holdings, Inc., Tranche B Term Loan, 4.75%, 1/31/21		3,142	3,137,223
Surgery Center Holdings, Inc., Initial Term Loan, 4.25%, 7/24/20		3,414	3,409,634
Surgical Care Affiliates LLC, Class C Incremental Term Loan, 4.00%, 6/29/18		3,812	3,797,207
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		8,209	8,167,825

			108,842,798
Health Care Technology — 0.3%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		6,783	6,691,429
Hotels, Restaurants & Leisure — 10.7%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		3,775	3,738,194
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		16,050	16,240,674
Bally Technologies, Inc., Term B Loan, 4.25%, 11/25/20		4,740	4,731,314

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Bass Pro Group LLC, New Term Loan, 3.75%, 11/20/19	USD	8,520	$8,480,417
Belmond Interfin Ltd. (Orient Express Hotels), Dollar Term Loan, 4.00%, 3/19/21		9,374	9,299,845
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		9,218	9,149,265
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-6 Loan, 6.95%, 3/01/17		9,240	8,658,073
Term B-7 Loan, 9.75%, 1/28/18		15,763	15,225,482
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		23,367	22,931,752
Caesars Growth Properties Holdings LLC, Term B Loan (First Lien), 6.25%, 5/08/21		3,995	3,900,838
CCM Merger, Inc. (Motor City Casino), Term Loan B, 4.50%, 8/06/21		5,370	5,356,575
Centaur Acquisition LLC, Term Loan (Second Lien), 8.75%, 2/20/20		2,795	2,829,937
Dave & Buster’s, Inc., Term Loan, 4.50%, 7/25/20		2,265	2,258,771
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		10,710	10,763,550
Dunkin’ Brands, Inc., Term B-4 Loan, 3.25%, 2/05/21		5,410	5,320,970
Equinox Holdings, Inc., New Initial Term Loan (First Lien), 4.25%, 1/31/20		795	791,359
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		1,405	1,417,294
Fitness International LLC, Term B Loan, 5.50%, 7/01/20		5,155	5,133,504
Four Seasons Holdings, Inc., Term Loan (Second Lien), 6.25%, 12/28/20		3,540	3,548,850
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		11,946	11,866,672
Intrawest Operations Group LLC, Initial Term Loan, 5.50%, 12/09/20		5,507	5,534,862
La Quinta Intermediate Holdings LLC, Initial Term Loan, 4.00%, 4/14/21		21,756	21,719,287
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20		5,293	5,277,933
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		10,803	10,727,819
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		9,051	9,006,226
Playa Resorts Holdings, Initial Term Loan, 4.00%, 8/09/19		4,685	4,661,177
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		2,844	2,756,647
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B-2 Loan, 3.00%, 5/14/20		5,491	5,232,548
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		15,695	15,631,368
Travelport Finance (Luxembourg) S.à r.l., Term Loan B, 5.00%, 8/13/21		11,140	11,186,454
Travelport LLC (FKA Travelport, Inc.):
Term Loan, 6.25%, 6/26/19		6,848	6,950,703
Tranche 1 Loan, 9.50%, 1/31/16		3,690	3,757,996
Twin River Management Group, Inc. (FKA BLB Management Services, Inc.), Closing Date Term Loan, 5.25%, 7/10/20		5,595	5,599,644

			259,686,000

See Notes to Consolidated Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Independent Power and Renewable Electricity Producers — 1.2%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.00%, 5/03/20	USD	8,897	$8,707,593
Calpine Corp.:
Term Loan (10/12), 4.00%, 10/09/19		2,068	2,064,719
Term Loan (3/11), 4.00%, 4/01/18		6,094	6,087,131
Term Loan (6/11), 4.00%, 4/01/18		1,466	1,464,353
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		4,683	4,673,943
Panda Temple Power II LLC, Construction Term Loan Advance, 7.25%, 4/03/19		5,120	5,222,400

			28,220,139
Insurance — 1.3%
Alliant Holdings I LLC, Initial Term Loan, 4.25%, 12/20/19		2,809	2,792,639
CNO Financial Group, Inc.:
Tranche B-1 Term Loan, 3.00%, 9/28/16		1,619	1,611,929
Tranche B-2 Term Loan, 3.75%, 9/28/18		3,130	3,103,498
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.):
Term Loan (First Lien), 5.00%, 4/16/20		8,286	7,706,426
Term Loan (Second Lien), 8.25%, 10/16/20		1,930	1,737,000
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), 6.75%, 2/28/22		7,410	7,372,950
Initial Term Loan (First Lien), 3.75%, 3/01/21		8,753	8,603,560

			32,928,002
Internet & Catalog Retail — 0.4%
Leonardo Acquisition Corp. (AKA 1-800 Contacts), Term Loan (First Lien), 4.25%, 1/29/21		9,885	9,798,729
Internet Software & Services — 1.9%
Asurion LLC (FKA Asurion Corp.):
Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19		7,205	7,223,410
Term Loan (Second Lien), 8.50%, 3/03/21		3,275	3,376,525
DealerTrack Technologies, Inc., Term Loan, 3.50%, 2/28/21		6,690	6,623,140
Go Daddy Operating Co. LLC, Initial Term Loan, 4.75%, 5/13/21		10,475	10,440,956
Sabre GLBL, Inc. (FKA Sabre, Inc.), Term C Loan, 3.50%, 2/19/18		261	260,659
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		17,448	17,372,311

			45,297,001
IT Services — 0.9%
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.50%, 4/17/20		2,797	2,747,807
Genpact Ltd., Term Loan, 3.50%, 8/30/19		6,482	6,454,531
Sungard Availability Services Capital, Inc., Tranche B Term Loan, 6.00%, 3/29/19		6,608	6,544,402
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche C Term Loan, 3.91%, 2/28/17		2,850	2,846,438
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.75%, 6/13/21		3,890	3,887,083

			22,480,261

Floating Rate Loan Interests (b)	Par (000)		Value
Leisure Products — 0.7%
FGI Operating Co. LLC, Term B Loan, 5.50%, 4/19/19	USD	3,334	$3,346,169
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		7,983	7,927,369
Performance Sports Group Ltd. (FKA Bauer Performance Sports Ltd.), Initial Term Loan, 4.00%, 4/15/21		4,810	4,788,973

			16,062,511
Life Sciences Tools & Services — 0.8%
JLL/Delta Dutch Newco BV, Initial Dollar Term Loan, 4.25%, 3/11/21		4,060	4,027,033
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		11,304	11,294,878
Quintiles Transnational Corp., Term B-3 Loan, 3.75%, 6/08/18		5,445	5,397,076

			20,718,987
Machinery — 3.0%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		5,202	5,178,480
Alliance Laundry Systems LLC:
Initial Term Loan (First Lien), 4.25%, 12/10/18		7,199	7,199,149
Initial Term Loan (Second Lien), 9.50%, 12/10/19		1,023	1,029,119
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		1,715	1,742,869
BakerCorp International, Inc. (FKA B-Corp Holdings, Inc.), Refinanced Term Loan, 4.25%, 2/07/20		4,806	4,709,897
Filtration Group Corp., Term Loan (First Lien), 4.50%, 11/20/20		3,229	3,230,389
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		6,600	6,527,351
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/05/21		26,520	26,311,553
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		7,963	7,908,058
Wabash National, Tranche B-1 Loan, 4.50%, 5/08/19		3,127	3,128,807
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17		6,404	6,500,538

			73,466,210
Marine — 0.4%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		9,280	9,307,098
Media — 9.0%
Acosta, Inc., Term B Loan (2013), 4.25%, 3/02/18		930	932,632
Advanstar Communications, Inc., Term Loan (Second Lien), 9.50%, 6/05/20		2,775	2,768,063
Advantage Sales & Marketing, Inc.:
Delayed Draw Term Loan, 3.25%, 7/23/21		141	139,502
Initial Term Loan (First Lien), 4.25%, 7/23/21		4,229	4,185,050
Term Loan (Second Lien), 7.50%, 7/25/22		6,645	6,646,395

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	13

Consolidated Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Media (continued)
CBS Outdoor Americas Capital LLC (CBS Outdoor Americas Capital Corp.), Term Loan, 3.00%, 1/31/21	USD	3,035	$3,013,755
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		17,996	18,104,897
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 0.00%, 12/31/14 (c)(e)		1,812	—
Term Loan, 0.00%, 12/31/14 (c)(e)		1,240	—
Charter Communications Operating LLC:
Term E Loan, 3.00%, 7/01/20		2,960	2,909,541
Term Loan G, 3.50%, 8/12/21		13,305	13,379,907
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.81%, 1/29/16		1,782	1,769,919
Tranche D Term Loan, 6.91%, 1/30/19		21,620	21,286,809
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Term B Loan, 2.66%, 4/17/20		4,934	4,851,226
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/20		5,176	5,158,018
Hemisphere Media Holdings LLC (International Espanol, Inc.), Term B Loan, 5.00%, 7/30/20		3,851	3,850,800
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		9,950	9,974,875
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		6,960	6,955,685
Lions Gate Entertainment, Loan, 5.00%, 7/19/20		2,715	2,726,322
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		3,767	3,745,822
MCC Iowa LLC:
Tranche H Term Loan, 3.25%, 1/29/21		7,769	7,623,028
Tranche J Term Loan, 3.75%, 6/30/21		1,675	1,665,921
Media General, Inc., Term B Loan, 4.25%, 7/31/20		5,747	5,761,367
National CineMedia LLC, Term Loan (2013), 2.91%, 11/26/19		7,495	7,293,609
NEP/NCP Holdco, Inc., Amendment No. 3 Incremental Term Loan (First Lien), 4.25%, 1/22/20		7,802	7,736,894
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		8,616	8,642,961
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20		7,454	7,477,338
Salem Communications Corp., Term Loan, 4.50%, 3/13/20		3,415	3,389,404
Sinclair Television Group, Inc., Delayed Draw New Tranche A Term Loan, 2.41%, 4/09/18		8,932	8,831,355
Tribune Co., Initial Term Loan, 4.00%, 12/27/20		11,083	11,060,474
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		12,138	12,054,568
UPC Financing Partnership:
Facility AG, 0.00% - 3.85%, 3/31/21	EUR	2,905	3,826,402
Facility AH, 3.25%, 6/30/21	USD	5,327	5,232,715
WideOpenWest Finance LLC, Term B Loan, 4.75%, 4/01/19		3,048	3,053,842

Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC):
Term Loan (First Lien), 5.25%, 5/06/21	USD	8,570	$8,478,987
Term Loan (Second Lien), 8.25%, 5/06/22		4,480	4,390,400

			218,918,483
Metals & Mining — 0.6%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 3.75%, 6/30/19		8,366	8,330,455
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17		7,343	7,318,959

			15,649,414
Multiline Retail — 0.6%
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		8,250	8,252,619
Hudson’s Bay Co., Initial Term Loan (First Lien), 4.75%, 11/04/20		6,327	6,370,087

			14,622,706
Multi-Utilities — 0.2%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		4,800	4,680,000
Oil, Gas & Consumable Fuels — 2.1%
American Energy - Utica LLC:
Incremental Tranche 1 Loan (Second Lien), 11.00%, 9/30/18		1,365	1,433,523
Incremental Tranche 2 (Second Lien), 11.00%, 9/30/18		1,365	1,433,724
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		9,114	8,859,962
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/17/20		8,096	8,106,268
EP Energy LLC (FKA Everest Acquisition LLC):
Tranche B-2 Loan, 4.50%, 4/30/19		1,125	1,127,767
Tranche B-3 Loan, 3.50%, 5/24/18		6,030	5,974,705
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.38%, 9/30/20		2,830	2,891,326
Closing Date Loan, 3.88%, 9/28/18		4,738	4,719,195
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		3,928	3,915,301
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		378	378,452
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		3,570	3,590,099
Southcross Holdings Borrower LP, Term Loan, 6.00%, 8/04/21		2,890	2,900,837
Western Refining, Inc., Term Loan 2013, 4.25%, 11/12/20		6,244	6,228,016

			51,559,175
Personal Products — 0.1%
Prestige Brands Holdings, Inc., Term Loan, 3.50%, 8/13/21		2,275	2,286,375
Pharmaceuticals — 3.0%
Akorn, Inc.:
Loan, 4.50%, 4/16/21		5,385	5,391,731
Term Loan B, 4.50%, 4/16/21		2,445	2,439,907
Amneal Pharmaceuticals LLC, Term Loan B, 4.75% - 6.00%, 11/01/19		5,096	5,093,328

See Notes to Consolidated Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Pharmaceuticals (concluded)
Capsugel Holdings U.S., Inc., Initial Term Loan, 3.50%, 8/01/18	USD	4,010	$3,964,150
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.):
Dollar Term Loan, 4.50%, 5/20/21		11,465	11,472,223
Term Borrowing, 6.50%, 12/31/17		937	941,420
Endo Luxembourg Finance Co. I S.à r.l., 2014 Term B Loan, 3.25%, 3/01/21		5,292	5,255,383
Envision Acquisition Co. LLC, Initial Term Loan (First Lien), 5.75%, 11/04/20		4,139	4,159,419
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term B-3 Loan, 7.75% - 8.50%, 5/15/18		1,610	1,599,913
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		16,192	16,050,179
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19		3,232	3,223,199
Series D2 Term Loan B, 3.75%, 2/13/19		5,162	5,146,326
Series E1 Tranche B Term Loan, 3.75%, 8/05/20		7,647	7,619,085

			72,356,263
Professional Services — 3.3%
Ceridian Corp.:
2014 New Replacement U.S. Term B-1 Loan, 4.16%, 5/09/17		10,774	10,755,873
2014 New Replacement U.S. Term B-2 Loan, 4.50%, 5/09/17		7,989	7,978,906
Connolly Intermediate, Inc.:
Initial Term Loan (First Lien), 5.00%, 5/14/21		12,825	12,881,173
Initial Term Loan (Second Lien), 8.00%, 5/13/22		7,350	7,377,562
EWT Holdings III Corp. (FKA WTG Holdings III Corp.):
Term Loan (First Lien), 4.75%, 1/15/21		5,930	5,907,962
Term Loan (Second Lien), 8.50%, 1/15/22		625	623,956
Koosharem LLC, Term Loan, 7.50%, 5/15/20		9,825	9,837,281
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		4,861	4,852,458
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		1,294	1,319,370
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21		18,795	18,708,682

			80,243,223
Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, Tranche B Term Loan, 3.75%, 1/15/21		2,225	2,224,421
Real Estate Management & Development — 0.8%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20		5,297	5,288,856
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.01% - 4.40%, 10/10/16		453	450,581
Initial Term B Loan 2014, 3.75%, 3/05/20		12,886	12,821,780

			18,561,217

Floating Rate Loan Interests (b)	Par (000)		Value
Road & Rail — 0.5%
The Hertz Corp., Tranche B-2 Term Loan, 2.25%, 3/11/18	USD	5,045	$4,950,406
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		4,039	4,119,653
Transtar Holding Co., Term Loan (First Lien), 5.75%, 10/09/18		3,696	3,677,067

			12,747,126
Semiconductors & Semiconductor Equipment — 1.4%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		16,050	16,024,481
Freescale Semiconductor, Inc.:
Tranche B4 Term Loan, 4.25%, 2/28/20		5,373	5,352,176
Tranche B5 Term Loan, 5.00%, 1/15/21		5,737	5,754,606
NXP BV, Tranche D Loan, 3.25%, 1/11/20		6,760	6,696,151

			33,827,414
Software — 4.9%
Activision Blizzard, Inc., Term Loan, 3.25%, 10/12/20		3,269	3,267,603
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.25%, 1/25/21		7,408	7,389,256
Initial Term Loan (Second Lien), 7.50%, 1/24/22		1,765	1,775,590
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		8,261	8,232,211
First Data Corp.:
2018 New Dollar Term Loan, 3.66%, 3/23/18		39,698	39,251,667
2018B Second New Term Loan, 3.66%, 9/24/18		150	148,641
Infor (U.S.), Inc. (FKA Lawson Software, Inc.):
Tranche B-3 Term Loan, 3.75%, 6/03/20		2,698	2,668,290
Tranche B-5 Term Loan, 3.75%, 6/03/20		12,720	12,608,648
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		5,000	5,034,400
Initial Term Loan, 4.50%, 10/13/20		10,785	10,762,336
Regit Eins GmbH (TV Borrower U.S. LLC), Dollar Term Loan (First Lien), 6.00%, 1/08/21		4,050	3,958,875
RP Crown Parent LLC, New Term Loan (First Lien), 6.00%, 12/21/18		2,604	2,560,434
Sabre GLBL, Inc. (FKA Sabre, Inc.):
Incremental Term Loan, 4.00%, 2/19/19		2,655	2,649,123
Term B Loan, 4.00%, 2/19/19		5,318	5,291,653
Sophia LP, Term B-1 Loan, 4.00%, 7/19/18		8,205	8,164,419
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/06/20		4,075	4,066,350
Websense, Inc., Loan (Second Lien), 8.25%, 12/24/20		1,520	1,510,500

			119,339,996
Specialty Retail — 3.8%
Academy Ltd., Initial Term Loan (2012), 4.50%, 8/03/18		6,036	6,017,203
Armored AutoGroup, Inc. (FKA Viking Acquisition, Inc.), New Term Loan, 6.00%, 11/05/16		847	848,054
General Nutrition Centers, Inc., Amended Tranche B Term Loan, 3.25%, 3/04/19		5,607	5,535,330

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	15

Consolidated Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Specialty Retail (concluded)
The Gymboree Corp., Term Loan, 5.00%, 2/23/18	USD	3,599	$2,853,961
Harbor Freight Tools USA, Inc., Initial Loan, 4.75%, 7/26/19		5,470	5,466,988
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		8,429	8,258,527
Jo-Ann Stores, Inc., Term B Loan, 4.00%, 3/16/18		5,934	5,790,991
Michaels Stores, Inc.:
Incremental 2014 Term Loan, 4.00%, 1/28/20		6,890	6,846,937
Term B Loan, 3.75%, 1/28/20		5,358	5,294,705
National Vision, Inc.:
Initial Term Loan (First Lien), 4.00%, 3/12/21		6,799	6,678,387
Initial Term Loan (Second Lien), 6.75%, 3/11/22		2,570	2,527,158
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		13,186	13,076,618
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19		13,513	13,384,973
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		5,350	5,333,174
Things Remembered, Inc., Term Loan, 8.00%, 5/24/18		1,778	1,768,982
Toys ’R’ Us-Delaware, Inc.:
Term B-2 Loan, 5.25%, 5/25/18		1,918	1,610,726
Term B-3 Loan, 5.25%, 5/25/18		944	793,088

			92,085,802
Technology Hardware, Storage & Peripherals — 0.4%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		9,379	9,253,203
Textiles, Apparel & Luxury Goods — 1.0%
ABG Intermediate Holdings 2 LLC, Term Loan (First Lien), 5.50%, 5/27/21		8,279	8,258,552
Kate Spade & Co., Initial Term Loan, 4.00%, 4/09/21		8,055	7,941,747
Nine West Holdings, Inc., Initial Loan, 4.75%, 10/08/19		4,605	4,610,756
Polymer Group, Inc., Initial Loan, 5.25%, 12/19/19		2,939	2,953,344

			23,764,399
Trading Companies & Distributors — 2.2%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		11,088	10,974,406
GYP Holdings III Corp., Term Loan (First Lien), 4.75%, 4/01/21		6,987	6,900,144
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		15,446	15,360,726
Interline Brands, Inc., Term Loan (First Lien), 4.00%, 3/17/21		2,803	2,769,704
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		2,764	2,764,113

Floating Rate Loan Interests (b)		Par (000)	Value
Trading Companies & Distributors (concluded)
Nexeo Solutions LLC, Term B-3 Loan, 5.00%, 9/08/17	USD	3,174	$3,166,115
Solenis International LP (Solenis Holdings 3 LLC):
Initial Dollar Term Loan (First Lien), 4.25%, 7/31/21		5,160	5,124,551
Initial Term Loan (Second Lien), 7.75%, 7/31/22		5,540	5,490,140

			52,549,899
Wireless Telecommunication Services — 0.5%
SBA Senior Finance II LLC, Incremental Tranche B-1 Term Loan, 3.25%, 3/24/21		7,940	7,858,139
Syniverse Holdings, Inc., Tranche B Term Loan, 4.00%, 4/23/19		3,878	3,839,305

			11,697,444
Total Floating Rate Loan Interests — 94.6%			2,302,896,254

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		5,640	5,770,335

Warrants (f)		Shares
Media — 0.0%
New Vision Holdings LLC:
(Issued 3/21/11, Expires 9/30/14, Strike Price $25)		7,419	401
(Issued 3/21/11, Expires 9/30/14, Strike Price $29.40)		41,217	2,230
Total Warrants — 0.0%			2,631
Total Long-Term Investments (Cost — $2,392,042,259) — 98.1%			2,389,019,985

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(h)		46,841,956	46,841,956
Total Short-Term Securities (Cost — $46,841,956) — 1.9%			46,841,956
Total Investments (Cost — $2,438,884,215) — 100.0%			2,435,861,941
Liabilities in Excess of Other Assets — 0.0%			(617,932)

Net Assets — 100.0%			$2,435,244,009

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	291,929,015	(245,087,059)	46,841,956	$80,321

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	3,703,185	CAD	3,989,000	UBS AG	10/21/14	$39,084
USD	10,492,282	EUR	7,755,000	Citibank N.A.	10/21/14	299,179
USD	14,481,148	GBP	8,475,000	Bank of America N.A.	10/21/14	417,506
Total						$755,769

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$26,004,553	$3,780,000	$29,784,553
Common Stocks	$2,914,685	2,083,476	34,453	5,032,614
Corporate Bonds	—	41,447,267	4,086,331	45,533,598
Floating Rate Loan Interests	—	2,122,115,237	180,781,017	2,302,896,254
Non-Agency Mortgage-Backed Securities	—	5,770,335	—	5,770,335
Warrants	—	—	2,631	2,631
Short-Term Securities	46,841,956	—	—	46,841,956

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	17

Consolidated Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Liabilities:
Unfunded floating rate loan interests	—	$(127,169)	$(721)	$(127,890)

Total	$49,756,641	$2,197,293,699	$188,683,711	$2,435,734,051

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$755,769	—	$755,769

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,401,260	—	—	$1,401,260
Foreign currency at value	2,974,666	—	—	2,974,666

Total	$4,375,926	$—	$—	$4,375,926

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets:
Opening Balance, as of August 31, 2013	$26,465,211	$31,321	—	$189,509,164	$823,611	—	$76,657	$216,905,964
Transfers into Level 3[2]	—	—	—	44,450,519	—	—	—	44,450,519
Transfers out of Level 3[3]	(9,209,125)	—	—	(50,301,759)	(274,510)	—	—	(59,785,394)
Accrued discounts/premiums	89,579	—	$(467)	330,797	—	—	—	419,909
Net realized gain (loss)	297,344	—	—	222,532	(2,399,193)	—	—	(1,879,317)
Net change in unrealized appreciation/depreciation[4,5]	153,504	3,132	59,911	(3,484,802)	2,468,559	$(721)	(74,026)	(874,443)
Purchases	—	—	4,026,887	120,870,690	—	—	—	124,897,577
Sales	(14,016,513)	—	—	(120,816,124)	(618,467)	—	—	(135,451,104)
Closing Balance, as of August 31, 2014	$3,780,000	$34,453	$4,086,331	$180,781,017	—	$(721)	$2,631	$188,683,711

Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014[5]	$75,801	$3,132	$59,911	$(3,034,527)	—	$(721)	$(74,026)	$(2,970,430)

[2]

As of August 31, 2013, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $44,450,519 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]

As of August 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $59,785,394 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

[5]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at August 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Consolidated Statement of Assets and Liabilities

August 31, 2014

Assets
Investments at value — unaffiliated (cost — $2,392,042,259)	$2,389,019,985
Investments at value — affiliated (cost — $46,841,956)	46,841,956
Cash	1,401,260
Foreign currency at value (cost — $2,987,880)	2,974,666
Investments sold receivable	39,018,988
Unrealized appreciation on forward foreign currency exchange contracts	755,769
Capital shares sold receivable	9,324,845
Interest receivable	14,970,576
Receivable from Manager	75,273
Dividends receivable — affiliated	1,221
Prepaid expenses	104,542

Total assets	2,504,489,081

Liabilities
Investments purchased payable	46,115,640
Unrealized depreciation on unfunded floating rate loan interests	127,890
Income dividends payable	3,865,942
Capital shares redeemed payable	16,681,848
Investment advisory fees payable	1,128,902
Service and distribution fees payable	312,512
Other affiliates payable	129,894
Officers’ and Trustees’ fees payable	10,892
Other accrued expenses payable	871,552

Total liabilities	69,245,072

Net Assets	$2,435,244,009

Net Assets Consist of
Paid-in capital	$2,536,419,465
Undistributed net investment income	1,795,528
Accumulated net realized loss	(100,653,916)
Net unrealized appreciation/depreciation	(2,317,068)

Net Assets	$2,435,244,009

Net Asset Value
Institutional — Based on net assets of $1,607,319,413 and 153,590,977 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.46

Investor A — Based on net assets of $600,953,557 and 57,476,232 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.46

Investor C — Based on net assets of $151,454,155 and 14,479,204 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.46

Investor C1 — Based on net assets of $75,516,884 and 7,218,831 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.46

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	19

Consolidated Statement of Operations

Year Ended August 31, 2014

Investment Income
Interest	$127,788,610
Dividends — affiliated	80,321
Dividends — unaffiliated	80,316

Total income	127,949,247

Expenses
Investment advisory	13,462,085
Service and distribution — class specific	3,942,248
Transfer agent — class specific	1,703,908
Administration	1,592,978
Administration — class specific	450,861
Professional	298,341
Registration	281,682
Custodian	117,429
Printing	61,451
Officers and Trustees	54,389
Miscellaneous	409,984
Recoupment of past waived fees — fund level	388,585
Recoupment of past waived fees — class specific	127,781

Total expenses	22,891,722
Less fees waived by Manager	(154,230)
Less administration fees waived — class specific	(67,524)
Less transfer agent fees waived — class specific	(4,685)
Less transfer agent fees reimbursed — class specific	(85,124)

Total expenses after fees waived and reimbursed	22,580,159

Net investment income	105,369,088

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,351,321
Foreign currency transactions	(2,110,825)

10,240,496

Net change in unrealized appreciation/depreciation on:
Investments	(6,901,899)
Unfunded floating rate loan interests	(199,321)
Foreign currency translations	803,849

(6,297,371)

Net realized and unrealized gain	3,943,125

Net Increase in Net Assets Resulting from Operations	$109,312,213

See Notes to Consolidated Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Consolidated Statements of Changes in Net Assets

Increase in Net Assets:	Year Ended August 31, 2014	Year Ended August 31, 2013

Operations
Net investment income	$105,369,088	$66,585,025
Net realized gain	10,240,496	12,410,604
Net change in unrealized appreciation/depreciation	(6,297,371)	(1,036,705)

Net increase in net assets resulting from operations	109,312,213	77,958,924

Dividends to Shareholders From[1]
Net investment income:
Institutional	(66,996,416)	(40,073,265)
Investor A	(27,623,349)	(22,653,027)
Investor C	(4,462,515)	(2,450,507)
Investor C1	(2,686,766)	(3,465,689)

Decrease in net assets resulting from dividends to shareholders	(101,769,046)	(68,642,488)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	185,512,396	1,163,972,508

Redemption Fees
Redemption fees	—	51,363

Net Assets
Total increase in net assets	193,055,563	1,173,340,307
Beginning of year	2,242,188,446	1,068,848,139

End of year	$2,435,244,009	$2,242,188,446

Undistributed (distributions in excess of) net investment income, end of year	$1,795,528	$(191,956)

[1]	Dividends for annual periods are determined in accordance with federal income tax regulations

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	21

Financial Highlights

	Institutional
	Year Ended August 31,			Period March 21, 2011[1] to August 31, 2011
	2014[2]	2013[2]	2012[2]

Per Share Operating Performance
Net asset value, beginning of period	$10.43	$10.32	$9.83	$10.32
Net investment income[3]	0.44	0.45	0.50	0.21
Net realized and unrealized gain (loss)	0.01	0.13 [4]	0.49 [4]	(0.50)[4]
Net increase (decrease) from investment operations	0.45	0.58	0.99	(0.29)
Dividends from net investment income[5]	(0.42)	(0.47)	(0.50)	(0.20)
Net asset value, end of period	$10.46	$10.43	$10.32	$9.83

Total Return[6]
Based on net asset value	4.42%	5.67%	10.29%	(2.86)%[7]

Ratios to Average Net Assets
Total expenses	0.72%[8,9]	0.73%[8]	0.80%	0.86%[10,11]
Total expenses after fees waived and/or reimbursed	0.70%[9]	0.70%	0.70%	0.70%[11]
Net investment income	4.19%[9]	4.25%	4.95%	4.52%[11]

Supplemental Data
Net assets, end of period (000)	$1,607,319	$1,372,062	$484,591	$249,255
Portfolio turnover rate	87%	91%	60%	46%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $ 0.005 per share.

[5]	Distributions for annual periods shown determined in accordance with federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of dividends.

[7]	Aggregate total return.

[8]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 0.69% and 0.71%, respectively.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.88%.

[11]	Annualized.

See Notes to Consolidated Financial Statements.

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Financial Highlights (continued)

	Investor A
	Year Ended August 31,
	2014[1]	2013[1]	2012[1]	2011[2]	2010[2]
Per Share Operating Performance
Net asset value, beginning of year	$10.42	$10.31	$9.83	$9.98	$9.42

Net investment income[3]	0.41	0.42	0.47	0.36	0.47
Net realized and unrealized gain (loss)	0.02	0.12 [4]	0.48 [4]	(0.15)[4]	0.56

Net increase from investment operations	0.43	0.54	0.95	0.21	1.03

Dividends from net investment income[5]	(0.39)	(0.43)	(0.47)	(0.36)	(0.47)

Net asset value, end of year	$10.46	$10.42	$10.31	$9.83	$9.98

Total Return[6]
Based on net asset value	4.23%	5.35%	9.80%	2.84%	11.20%

Ratios to Average Net Assets
Total expenses	0.98%[7,8]	1.02%[7]	1.11%[7]	1.48%[9]	1.53%[9]

Total expenses after fees waived and/or reimbursed	0.97%[8]	1.01%	1.05%	1.41%[9]	1.53%[9]

Net investment income	3.86%[8]	3.99%	4.60%	4.12%[9]	4.82%[9]

Supplemental Data
Net assets, end of year (000)	$600,954	$659,910	$436,960	$347,363	$298,135

Portfolio turnover of the Master LLC	—	—	—	45%[10]	108%

Portfolio turnover rate	87%	91%	60%	46%[11]	—

[1]	Consolidated Financial Highlights.

[2]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.76034411.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods shown determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014, August 31, 2013 and August 31, 2012, the ratio would have been 0.97%, 1.00% and 1.10%, respectively.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[9]	Includes the Fund’s share of the Master Senior Floating Rate LLC’s (the “Master LLC”) allocated expenses and/or net investment income.

[10]	For the period September 1, 2010 through March 20, 2011.

[11]

Prior to the reorganization on March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. invested all of its assets in Master LLC. The rate shown is that of the post- reorganization stand alone fund for the period March 21, 2011 to August 31, 2011.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	23

Financial Highlights (concluded)

	Investor C				Investor C1
	Year Ended August 31,			Period March 21, 2011[1] to August 31, 2011	Year Ended August 31,			Period March 21, 2011[1] to August 31, 2011

	2014[2]	2013[2]	2012[2]		2014[2]	2013[2]	2012[2]
Per Share Operating Performance
Net asset value, beginning of period	$10.42	$10.31	$9.82	$10.32	$10.42	$10.31	$9.83	$10.32
Net investment income[3]	0.33	0.34	0.39	0.16	0.36	0.37	0.42	0.17
Net realized and unrealized gain (loss)	0.03	0.12 [4]	0.49 [4]	(0.51)[4]	0.02	0.12 [4]	0.48 [4]	(0.50)[4]
Net increase (decrease) from investment operations	0.36	0.46	0.88	(0.35)	0.38	0.49	0.90	(0.33)
Dividends from net investment income[5]	(0.32)	(0.35)	(0.39)	(0.15)	(0.34)	(0.38)	(0.42)	(0.16)
Net asset value, end of period	$10.46	$10.42	$10.31	$9.82	$10.46	$10.42	$10.31	$9.83

Total Return[6]
Based on net asset value	3.45%	4.56%	8.98%	(3.43)%[7]	3.73%	4.84%	9.28%	(3.22)%[7]

Ratios to Average Net Assets
Total expenses	1.74%[8,9]	1.77%[8]	1.86%[8]	1.92%[10,11]	1.47%[9,12]	1.51%[12]	1.58%	1.64%[10,11]
Total expenses after fees waived and/or reimbursed	1.73%[9]	1.76%	1.80%	1.77%[11]	1.46%[9]	1.49%	1.54%	1.53%[11]
Net investment income	3.15%[9]	3.19%	3.85%	3.45%[11]	3.41%[9]	3.55%	4.15%	3.68%[11]

Supplemental Data
Net assets, end of period (000)	$151,454	$123,040	$46,765	$34,502	$75,517	$87,176	$100,532	$128,110
Portfolio turnover rate	87%	91%	60%	46%	87%	91%	60%	46%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods shown determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends.

[7]	Aggregate total return.

[8]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 1.73% and 1.74%, respectively. There was no financial impact to the expense ratios for the year ended August 31, 2012.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C and Investor C1 Shares would have been 1.94% and 1.66%, respectively.

[11]	Annualized.

[12]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 1.45% and 1.49%, respectively.

See Notes to Consolidated Financial Statements.

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”). The Fund is classified as diversified.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of SFR Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold an investment in an operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for the Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for the Fund. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary at August 31, 2014 were $337,499 or 0.01% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	25

Notes to Consolidated Financial Statements (continued)

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	27

Notes to Consolidated Financial Statements (continued)

yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of August 31, 2014, the Fund had the following unfunded floating rate loan interests:

	Unfunded Floating Rate	Value of Underlying Floating Rate	Unrealized Appreciation
Borrower	Loan Interests	Loan Interests	(Depreciation)
Allied Security Holdings LLC, Delayed Draw Term Loan (First Lien)	$3,947,786	$3,915,730	$(34,251)
Allied Security Holdings LLC, Delayed Draw Term Loan (Second Lien)	$787,586	$780,695	$(8,329)
Polymer Group, Inc., Amendment No. 1 Delayed Draw Incremental Loan	$288,238	$287,517	$(721)
Ziggo BV, USD B2 Facility	$229,635	$225,121	$(3,940)
Ziggo BV, USD B3 Facility	$4,699,870	$4,607,471	$(80,649)

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$755,769	—

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended August 31, 2014
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(2,033,216)	$901,929

For the year ended August 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	4
Average U.S. dollar amounts purchased	$32,084,034

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

As of August 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$755,769	—

Total derivative assets and liabilities subject to an Master Netting Agreement (“MNA”)	$755,769	—

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	29

Notes to Consolidated Financial Statements (continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund as of August 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$417,506	—	—	—	$417,506
Citibank N.A.	299,179	—	—	—	299,179
UBS AG	39,084	—	—	—	39,084

Total	$755,769	—	—	—	$755,769

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations. For the year ended August 31, 2014, the amount waived was $154,230.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as sub-adviser to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Investor C1	0.25%	0.50%

30	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Investor C1 shareholders.

For the year ended August 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Investor A	Investor C	Investor C1	Total
$1,842,411	$1,483,417	$616,420	$3,942,248

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August 31, 2014, the Fund paid $101,881, $73 and $23 to affiliates of BlackRock in return for these services to Institutional, Investor A and Investor C1, respectively, which are included in transfer agent – class specific in the Consolidated Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Total
$6,357	$8,033	$3,092	$265	$17,747

For the year ended August 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Total
$956,848	$580,310	$121,195	$45,555	$1,703,908

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration – class specific in the Consolidated Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million – $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended August 31, 2014, the Fund paid $1,556,432 to the Manager in return for these services, which is included in administration and administration – class specific in the Consolidated Statement of Operations.

For the year ended August 31, 2014, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Total
$232,797	$160,462	$37,050	$20,552	$450,861

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a share class, which is included in administration fees waived – class specific in the Consolidated Statement of Operations.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	31

Notes to Consolidated Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1
0.70%	1.05%	1.80%	1.80%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2015 unless approved by the Board, including a majority of the independent trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Consolidated Statement of Operations. For the year ended August 31, 2014, there was no amount included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived	$53,262	$11,388	$2,874	$67,524
Transfer Agent Fees Waived	$2,890	$1,676	$119	$4,685
Transfer Agent Fees Reimbursed	$81,266	$3,858	—	$85,124

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended August 31, 2014, the Manager recouped the following Fund level and class specific waivers and/or reimbursements:

Fund Level	Institutional	Investor A	Investor C
388,585	126,696	901	184

On August 31, 2014, the class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring August 31,
	2015	2016
Institutional	$151,066	$137,418
Investor A	—	$16,922
Investor C	—	$2,993

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on August 31, 2014:

Institutional	$37,996

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

For the year ended August 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $54,108.

For the year ended August 31, 2014, affiliates received CDSCs relating to transactions in Investor A, Investor C and Investor C1 Shares of $57,195, $49,339 and $105, respectively.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officers and trustees in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended August 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $8,266,318.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014, were $2,531,132,622 and $2,170,471,337, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2014, the following permanent differences attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$(1,612,558)
Accumulated net realized loss	$1,612,558

The tax character of distributions paid was as follows:

	8/31/14	8/31/13
Ordinary income	$101,769,046	$68,642,488

As of August 31, 2014, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$4,293,864
Capital loss carryforwards	(97,968,710)
Net unrealized losses[1]	(7,500,610)
Total	$(101,175,456)

1	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the investment in a wholly owned subsidiary.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	33

Notes to Consolidated Financial Statements (continued)

As of August 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,
2015	$32,239,527
2016	23,949,741
2017	36,103,579
2018	5,675,863

Total	$97,968,710

During the year ended August 31, 2014, the Fund utilized $13,829,429 of its capital loss carryforward.

As of August 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,443,311,988

Gross unrealized appreciation	$12,395,258
Gross unrealized depreciation	(19,845,305)

Net unrealized depreciation	$(7,450,047)

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Participating Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Of the aggregate $1.1 billion commitment amount, $450 million is specifically designated to the Fund. The remaining $650 million commitment is available to all Participating Funds, but the Fund may borrow up to an additional $350 million of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a commitment fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which, along with commitment fees, were allocated to it based upon the portion of the aggregate commitment designated to the Fund and other considerations. The Fund did not borrow under the credit agreement during the year ended August 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. See the Consolidated Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Notes to Consolidated Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	135,728,597	$1,425,485,248	118,027,689	$1,233,412,566
Shares issued in reinvestment of dividends	4,588,877	48,179,622	2,787,257	29,100,158
Shares redeemed	(118,318,323)	(1,242,781,112)	(36,202,143)	(378,491,111)

Net increase	21,999,151	$230,883,758	84,612,803	$884,021,613

Investor A
Shares sold	34,010,411	$356,760,822	34,535,963	$360,490,229
Shares issued in reinvestment of dividends	2,137,868	22,438,557	1,614,723	16,841,630
Shares redeemed	(41,986,309)	(440,575,755)	(15,210,273)	(158,939,741)

Net increase (decrease)	(5,838,030)	$(61,376,376)	20,940,413	$218,392,118

Investor C
Shares sold	6,202,188	$65,056,984	8,430,233	$88,045,908
Shares issued in reinvestment of dividends	351,841	3,692,158	191,549	1,998,125
Shares redeemed	(3,881,175)	(40,726,903)	(1,350,973)	(14,094,469)

Net increase	2,672,854	$28,022,239	7,270,809	$75,949,564

Investor C1
Shares sold	5,897	$61,645	5,996	$62,523
Shares issued in reinvestment of dividends	158,162	1,659,663	207,447	2,162,696
Shares redeemed	(1,309,433)	(13,738,533)	(1,599,019)	(16,616,006)

Net decrease	(1,145,374)	$(12,017,225)	(1,385,576)	$(14,390,787)

Total Net Increase	17,688,601	$185,512,396	111,438,449	$1,163,972,508

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	35

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Floating Rate Income Portfolio and Board of Trustees of BlackRock Funds II:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds II (the “Fund”), as of August 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for three years ended August 31, 2014, and financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Portfolio as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 23, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended August 31, 2014:

	Payable Dates
	September 2013 - December 2013	January 2014 - August 2014
Interest-Related Dividends for Non-U.S. Residents[1]	98.60%	90.47%

1	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Floating Rate Income Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc., with respect to the Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	37

Disclosure of Investment Advisory Agreement (continued)

assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

38	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, second and third quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s actual management fee rate was appropriate in light of the median actual management fee rate paid by the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	39

Disclosure of Investment Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

40	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 96 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 96 Portfolios	Actavis plc, (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 96 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 96 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 96 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 96 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 96 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 96 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 96 Portfolios	None

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	41

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 96 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]     Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[3]     Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 330 Portfolios	None
Laurence D. Fink 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 96 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 330 Portfolios	None

[4]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

42	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	43

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at

http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014	45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond     Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternative Strategies Fund	LifePath® Portfolios
BlackRock Strategic Risk Allocation Fund	Retirement	2040
BlackRock Prepared Portfolios	2020	2045
Conservative Prepared Portfolio	2025	2050
Moderate Prepared Portfolio	2030	2055
Growth Prepared Portfolio	2035
Aggressive Growth Prepared Portfolio

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

46	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-8/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$92,388	$88,013	$0	$0	$15,100	$23,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$15,100	$23,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,255,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: November 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: November 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: November 3, 2014